UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 3, 2007
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                           CastlePoint Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)


        Bermuda                       001-33374                   n/a
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(State or other jurisdiction    Commission File Number        (IRS Employer
    of incorporation)                                        Identification No.)


Victoria Hall, 11 Victoria Street, Hamilton Bermuda             HM 11
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (441) 294-6409
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 3, 2007, CastlePoint Holdings, Ltd. issued a press release reporting its financial results for the first quarter ended March 31, 2007. A copy of this press release is furnished hereunder as Exhibit 99.1 to this report and incorporated herein.

The information provided in this Form 8-K, pursuant to "Item 2.02, Results of Operations and Financial Condition", including the press release included as exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"),or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In addition to disclosing results that are determined in accordance with U.S. generally accepted accounting principles (GAAP), the company also discloses non-GAAP information such as consolidated combined ratio. Management believes the consolidated combined ratio information is useful to investors as it is a standard measure of an insurance company's profitability, and Management likewise regards consolidated combined ratio as a valuable measurement of the underlying profitability of the Company's insurance operations.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release titled "CastlePoint Holdings, Ltd. Reports First Quarter 2007 Results" dated May 3, 2007.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                        CastlePoint Holdings, Ltd.
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Date: May 3, 2007
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                                        /s/ Joel S. Weiner
                                        ----------------------------------------
                                        Senior Vice-President and Chief
                                        Financial Officer

                                  Exhibit index

99.1        Press release dated May 3, 2007